UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 2, 2008
STINGER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51822 (Commission File Number)	30-0296398 (IRS Employer Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
     On January 2, 2008, Stinger Systems, Inc. (the “Company”) issued 736,701 shares of its common stock to the holder of a senior secured convertible note issued by the Company to the holder on August 3, 2007 as a result of the conversion by the holder of $120,000 of the principal amount of that note. The holder acquired the shares pursuant to the terms of the note. The note holder is an “accredited investor” (as defined in section 501(a) of Regulation D) and the shares were issued pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STINGER SYSTEMS, INC.

/s/ Robert F. Gruder

Robert F. Gruder Chief Executive Officer
Date: January 8, 2008

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